EXHIBIT 99.1

Contact:	Thomas A. Sterken Registered Agent (206) 623-1900
PRESS RELEASE

WSB FINANCIAL GROUP, INC. STOCK DELISTED
FROM NASDAQ AND TO BE DEREGISTERED WITH SEC
Seattle, WA — June 2, 2009 — WSB Financial Group, Inc. (NASDAQ: WSFGQ), announced today that the Company’s common stock is being delisted by the Nasdaq Stock Market effective June 8, 2009 and the Company expects the stock to be deregistered by the SEC, suspending the filing of any future reports under the Securities Exchange Act of 1934.